Vanguard Charlotte Funds

Supplement Dated March 18, 2020, to the Statement of Additional Information Dated February 27, 2020

The following replaces the first paragraph under Transaction Fee on Redemptions of Creation Units on page B-49:

The ETF Fund imposes a transaction fee (payable to the Fund) to compensate the Fund for costs associated with the redemption of Creation Units. The amount of the fee, which may be changed by the ETF Fund from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard's proprietary portal system. When the ETF Fund permits (or requires) a redeeming investor to receive cash in lieu of one or more Redemption Securities, the ETF Fund may assess an additional variable charge on the cash portion of the redemption. The amount will vary as determined by the ETF Fund at its sole discretion and is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard's proprietary portal system. The maximum transaction fee, including any variable charges, on redemptions of Creation Units shall be 2% of the value of the Creation Units.

©2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 1231A 032020